SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                         -----------------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                         ------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange act of 1934

       Date of Report (Date of earliest event reported): April 8, 1996

                             LILLY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

      0-6953                                             35-0471010
(Commission File Number)                     (IRS Employer Identification No.)

                              733 South West Street
                           Indianapolis, Indiana 46255
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number including area code: (317) 687-6700

Item 7(b).           Pro Forma Financial Information

Lilly Industries, Inc. ("Lilly") acquired 9,322,583 shares, or approximately 96.5% of the outstanding stock, of Guardsman Products, Inc. ("Guardsman") pursuant to a cash tender offer of $23 per share for all the outstanding stock of Guardsman. The tender offer expired on April 4, 1996 and the shares tendered were accepted for purchase on April 8, 1996. Pursuant to a follow-up merger, all non-tendered shares of Guardsman have been converted into the right to receive $23 net per share in cash (subject to perfected dissenters' rights, if any). To finance the purchase of shares, Lilly obtained commitments for $300 million of senior secured credit facilities and used $275 million of these facilities to pay-off existing debt, fund the initial purchase of shares and to pay related expenses.

The following unaudited pro forma balance sheet combines the historical consolidated balance sheets of Lilly as of February 29, 1996 and Guardsman as of March 31, 1996 to reflect the April 8, 1996 acquisition as if it had occurred at the end of the combined period.

The unaudited pro forma combined statement of income for the most recent fiscal year uses historical income statements for the years ended November 30, 1995 and December 31, 1995 for Lilly and Guardsman, respectively. The unaudited pro forma combined statement of income for the most recent interim period uses historical income statements for the three month periods ended February 29, 1996 and March 31, 1996 for Lilly and Guardsman, respectively. The pro forma income statements reflect the acquisition as if it occurred at the beginning of the respective periods.

The pro forma financial information is not necessarily indicative of the financial position or operating results that would have occurred had the acquisition been consummated on the date, or at the beginning of the periods, for which the acquisition is being given effect nor is it necessarily indicative of future operating results or financial position. Pro forma financial information should be read in conjunction with the historical consolidated financial statements and related notes thereto of Lilly and Guardsman.

The Company has adopted and commenced implementation of plans for the consolidation of manufacturing facilities in conjunction with this acquisition. Costs of approximately $10 million associated with the planned closure of former
Lilly   facilities  and  related  reductions in workforce will be reflected  as restructuring charges in second quarter operations. These charges are not reflected in the pro forma adjustments.

Costs associated with the planned closure of former Guardsman facilities and related reductions in workforce approximate $9 million and are reflected as pro forma adjustments in the opening balance sheet of the combined entity as of the acquisition date.

Lilly Industries, Inc.
Unaudited Pro Forma Combined Statement of Income
(amounts in thousands)

                                            Lilly
                                            Industries            Guardsman
                                            Inc.                  Products, Inc.                 Pro Forma
                                            Three Months          Three Months          ----------------------------
                                            Ended                 Ended                 Adjustments        Combined
STATEMENT OF INCOME                         2/29/96               3/31/96                (Note 1)
- --------------------------------------------------------------------------------------------------------------------
Net sales                                   $73,271               $68,127               $                   $141,398
Cost of sales                                49,210                43,830               (3,446)(a)            89,594
                                            -------               -------               ------              --------
      Gross profit                           24,061                24,297                3,446                51,804

Operating expenses                           18,041                23,075               (1,090)(b)            40,026
                                            -------               -------               ------              --------
     Operating income                         6,020                 1,222                4,536                11,778

Interest expense                               (471)                 (496)              (4,533)(c)            (5,500)
Interest income & sundry                        166                    44                                        210
                                            -------               -------               ------              --------
  Income before income
     taxes                                    5,715                   770                    3                 6,488
Income taxes                                  2,229                   323                  367 (d)             2,919
                                            -------               -------               ------              --------
        NET INCOME                          $ 3,486               $   447               $ (364)             $  3,569
                                            =======               =======               ======              ========

Average number of shares
 and equivalent shares of
 capital stock outstanding                   22,900                 9,515                                    23,000

Net income per share                          $0.15                 $0.05                                     $0.16

===============================================================================

Note 1 -- The pro forma adjustments necessary to reflect the acquisition of Guardsman are as follows:

                                                                Debit(Credit)
                                                                  Amount
(a)      COST OF SALES PRO FORMA ADJUSTMENTS                     ---------

         Raw material procurement efficiencies                  $  (1,000)
         Reduction in manufacturing costs related
           to facility consolidations                              (2,250)
         Reduction in depreciation expense
           resulting from purchase accounting                       ( 196)
                                                                   ------
                                                                $  (3,446)
                                                                   ======

                                                                Debit(Credit)
(b)      OPERATING EXPENSE PRO FORMA ADJUSTMENTS                   Amount
                                                                   ------

         Increase in amortization expense related
           to purchased goodwill and capitalized
           loan costs                                           $     660
         Decrease in expense due to elimination of
           duplicate corporate and sales functions                 (1,750)
                                                                   ------
                                                                $  (1,090)
                                                                   ======


(c)      INTEREST EXPENSE PRO FORMA ADJUSTMENT

         Increase in interest expense
           due to acquisition debt                              $  4,533



(d)      INCOME TAX PRO FORMA ADJUSTMENT

         Income tax effect relating to
           acquisition adjustments                              $    367

Lilly Industries, Inc.
Unaudited Pro Forma Combined Statement of Income
(amounts in thousands)

                                          Lilly
                                          Industries              Guardsman
                                          Inc.                    Products, Inc.                  Pro Forma
                                          Fiscal Year             Fiscal Year           ----------------------------
                                          Ended                   Ended                 Adjustments         Combined
STATEMENT OF INCOME                       11/30/95                12/31/95               (Note 2)
- --------------------------------------------------------------------------------------------------------------------
Net sales                                 $328,345                $250,574              $                   $578,919
Cost of sales                              219,899                 165,618               (13,783)(a)         371,734
                                          --------                --------              --------            --------
      Gross profit                         108,446                  84,956                13,783             207,185

Operating expenses                          73,058                  70,274                (4,359)(b)         138,973
                                          --------                --------              --------            --------
     Operating income                       35,388                  14,682                18,142              68,212

Interest expense                            (2,158)                 (2,131)              (17,711)(c)         (22,000)
Interest income & sundry                       544                     587                                     1,131
Restructuring charge                             0                 (10,458)                                  (10,458)
                                          --------                --------              --------            --------
   Income before income
      taxes                                 33,774                   2,680                   431             36,885
Income taxes                                13,510                   1,248                 1,840 (d)          16,598
                                          --------                --------              --------            --------
        NET INCOME                        $ 20,264                $  1,432              $ (1,409)           $ 20,287
                                          ========                ========              ========            ========

Average number of shares
 and equivalent shares of
 capital stock outstanding                  23,100                   9,515                                   23,100

Net income per share                         $0.88                   $0.15                                    $0.88

===============================================================================

Note 2 -- The pro forma adjustments necessary to reflect the acquisition of Guardsman are as follows:

                                                           Debit(Credit)
                                                             Amount
(a)      COST OF SALES PRO FORMA ADJUSTMENTS                 ------

         Raw material procurement efficiencies             $ (4,000)
         Reduction in manufacturing costs
           related to facility consolidations                (9,000)
         Reduction in depreciation expense
           resulting from purchase accounting                 ( 783)
                                                            -------
                                                           $(13,783)
                                                            =======

                                                          Debit(Credit)
(b)      OPERATING EXPENSE PRO FORMA ADJUSTMENTS            Amount
                                                            ------

         Increase in amortization expense related
           to purchased goodwill and
           capitalized loan costs                         $  2,641
         Decrease in expense due to elimination of
           duplicate corporate and sales functions          (7,000)
                                                            ------
                                                          $ (4,359)
                                                            ======



(c)      INTEREST EXPENSE PRO FORMA ADJUSTMENT

         Increase in interest expense due
           to acquisition debt                            $ 17,711



(d)      INCOME TAX PRO FORMA ADJUSTMENT

         Income tax effect relating to
           acquisition adjustments                        $  1,840

Lilly Industries, Inc.
Unaudited Pro Forma Combined Balance Sheet
(amounts in thousands)

                                                   Lilly                 Guardsman                  Pro Forma
                                                   Industries,           Products          --------------------------
                                                   Inc.                  Inc.              Adjustments       Combined
                                                   2/29/96               3/31/96            (Note 3)
- ----------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
  Cash and cash equivalents                        $  6,507              $  6,443         $    394 (a)        $ 13,344
  Accounts receivable                                43,300                38,561                               81,861
    Less allowances                                  (2,098)                 (729)                              (2,827)
  Inventories                                        20,509                27,530             (950)(b)          47,089
  Prepaids & other current assets                     1,181                12,338            1,649 (c)          15,168
                                                   --------              --------         --------            --------
        Total current assets                         69,399                84,143            1,093             154,635

  Property, plant & equipment                        89,280                46,435          (17,008)(d)         118,707
    Accumulated depreciation                        (41,765)              (18,802)          18,802 (d)         (41,765)
                                                   --------              --------         --------            --------
       PROPERTY, Net                                 47,515                27,633            1,794              76,942

  Goodwill                                           27,129                19,052          175,459 (e)         221,640
  Intangibles                                        19,307                11,307            3,135 (f)          33,749
  Other assets                                       14,034                 5,229            3,701 (g)          22,964
                                                   --------              --------         --------            --------
      TOTAL ASSETS                                 $177,384              $147,364         $185,182            $509,930
                                                   ========              ========         ========            ========

CURRENT LIABILITIES
  Accounts payable                                 $ 24,585              $ 21,088         $                   $ 45,673
  Income taxes                                        2,335                  (405)                               1,930
  Current portion of
    long term debt                                    7,029                    47            3,924 (h)          11,000
  Other current liabilities                           6,167                16,545           11,861 (i)          34,573
                                                   --------              --------         --------            --------
   Total current liabilities                         40,116                37,275           15,785              93,176

LONG-TERM DEBT                                       14,200                28,549          221,251 (j)         264,000

OTHER LIABILITIES                                    11,734                17,354           12,332 (k)          41,420

STOCKHOLDERS' EQUITY
  Capital stock                                      15,283                 9,625           (9,625)(l)          15,283
  Additional paid-in capital                         73,998                48,033          (48,033)(l)          73,998
  Retained earnings                                  53,132                 7,820           (7,820)(l)          53,132
  Currency translation                                   82                (1,292)           1,292 (l)              82
   Less treasury stock                              (31,161)                    0                0             (31,161)
                                                   --------              --------         --------            --------
  Total stockholders' equity                        111,334                64,186          (64,186)(1)         111,334
                                                   --------              --------         --------            --------
TOTAL LIABILITIES & EQUITY                         $177,384              $147,364         $185,182            $509,930
                                                   ========              ========         ========            ========

===============================================================================

Note 3 -- The pro forma adjustments necessary to reflect the acquisition of Guardsman are as follows:
                                                               Debit(Credit)
(a)      CASH PRO FORMA ADJUSTMENTS                               Amount
                                                                  ------

         Cash from acquisition financing                       $     394


(b)      INVENTORY PRO FORMA ADJUSTMENT

         Acquisition fair value adjustment -
           facility consolidations                             $    (950)


(c)      PREPAIDS AND OTHER CURRENT ASSETS PRO FORMA
           ADJUSTMENT

         Acquisition fair value adjustment
           - deferred taxes and other adjustments              $   1,649


(d)      PROPERTY, PLANT & EQUIPMENT PRO FORMA
           ADJUSTMENT

         Acquisition fair value adjustment -
           including facility consolidations                   $ (17,008)
         Elimination of accumulated depreciation                  18,802
                                                                 -------
                                                               $   1,794
                                                                 =======



(e)      GOODWILL PRO FORMA ADJUSTMENT

         Eliminate historical goodwill                         $ (19,052)
         Goodwill acquired                                       194,511
                                                                 -------
                                                               $ 175,459
                                                                 =======



(f)      INTANGIBLES PRO FORMA ADJUSTMENT

         Acquisition fair value adjustment                     $  (3,368)
         Capitalization of loan issue costs                        6,503
                                                                 -------
                                                               $   3,135
                                                                 =======

                                                               Debit(Credit)
(g)      OTHER ASSETS PRO FORMA ADJUSTMENT                       Amount
                                                                 ------

         Acquisition fair value adjustment                     $  3,701



(h)      CURRENT PORTION OF LONG TERM DEBT
           PRO FORMA ADJUSTMENT

         Retirement of existing debt                           $  7,076
         Current portion of acquisition financing               (11,000)
                                                                -------
                                                               $ (3,924)
                                                                =======



(i)      OTHER CURRENT LIABILITIES PRO FORMA
           ADJUSTMENT

         Acquisition fair value adjustment,
           including facility consolidations                   $    997
         Accruals for non-tendered shares, options,
           and acquisition expenditures                        $(12,858)
                                                                -------
                                                               $(11,861)
                                                                =======



(j)      LONG TERM DEBT PRO FORMA ADJUSTMENT


         Long-term portion of acquisition financing           $(264,000)
         Retirement of existing debt                             42,749
                                                               --------
                                                              $(221,251)
                                                               ========



(k)      OTHER LIABILITIES PRO FORMA ADJUSTMENT

         Acquisition fair value adjustment,
           including facility consolidations                   $(12,332)



(l)      EQUITY PRO FORMA ADJUSTMENT

         Elimination of GPI equity balances                    $ 64,186

Item 7(c).   Exhibits

     The following exhibit is filed as part of this report:

     Exhibit 23     Consent of Independent Public Accountants

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 20, 1996




                     Lilly Industries, Inc.



                     By:    /s/ Roman J. Klusas
                            ---------------------------
                            Roman J. Klusas,
                            Vice President, Secretary
                            and Chief Financial Officer